UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 15, 2011
Date of Report (date of earliest event reported)
VALENCE TECHNOLOGY, INC.
(Exact name of Registrant as specified in its charter)
Delaware	0-20028	77-0214673
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
12303 Technology Boulevard, Suite 950 Austin, Texas 78727
(Address of principal executive offices)

(512) 527-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2011, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Valence Technology, Inc. (the “Company”) approved and adopted a form of performance based restricted stock unit award agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1, and a form of standard (non-performance based) restricted stock unit award agreement, a copy of which is attached to this 8-K as Exhibit 10.2.  The foregoing agreements may be used from time to time in connection with awards (including awards to executive officers) pursuant to the Company’s 2009 Equity Incentive Plan (the “Plan”).

            On September 15, 2011, the Compensation Committee granted 222,220 performance-based restricted stock units to Randall J. Adleman, the Company’s Vice President of Sales and Marketing, under the Plan (the “RSU Award”). In the event that the Company achieves certain quarterly revenue levels for each of the fiscal quarters ended September 30, 2011 through June 30, 2012, then the RSU Award will vest as to a specified number of shares on the second trading day after the Company files its Form 10-Q Quarterly Report or its Form 10-K Annual Report for such period.  If a minimum quarterly revenue amount is not achieved for any quarter, then no portion of the RSU Award will vest for such quarter.  If a minimum revenue level is achieved for a quarterly period, then a designated number of shares subject to the RSU Award as set forth in the table below will vest based on the Company’s revenue for such quarter.

Number of Shares	Minimum Award Value
8,547	$10,000
12,820	$15,000
17,094	$20,000
38,461	$45,000
47,008	$55,000
55,555	$65,000

Additionally, if the market value of the restricted stock units that vest on any quarterly vesting date is lower than the predetermined minimum award value set forth for such number of shares in the table above, the Company will pay to Mr. Adleman a cash award equal to the difference between the predetermined minimum award value for that quarter and the market value of the shares subject to the portion of RSU Award that vests on such vesting date.  The RSU Award is further subject to the terms and conditions set forth in the form of performance restricted stock unit agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1.

(d)           Exhibits

Exhibit 10.1	Form of Performance Based Restricted Stock Unit Award Agreement under 2009 Equity Incentive Plan
Exhibit 10.2	Form of Restricted Stock Unit Award Agreement under 2009 Equity Incentive Plan

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: September 21, 2011	By:	/s/ Roger A. Williams
Roger A. Williams
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit 10.1	Form of Performance Based Restricted Stock Unit Award Agreement under 2009 Equity Incentive Plan
Exhibit 10.2	Form of Restricted Stock Unit Award Agreement under 2009 Equity Incentive Plan

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